Questions & Answers

Scudder Focus Value Plus Growth Fund

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder Focus Value Plus Growth Fund into Scudder Growth and Income Fund. The funds seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The merger of the two funds is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The combined fund will pay a lower management fee than Scudder Focus Value Plus Growth Fund. In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expense ratios currently paid by Scudder Focus Value Plus Growth Fund for approximately three years following the merger.

Q&A continued

Consequently, the combined fund is expected to have lower total operating expense ratios than Scudder Focus Value Plus Growth Fund.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Growth and Income Fund, which will probably be different from the net asset value per share of Scudder Focus Value Plus Growth Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about May 2, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the Prospectus/Proxy Statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (ScudderACCESS)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-877-288-6285.

SCUDDER FOCUS VALUE PLUS GROWTH FUND

A Message from the Fund’s Chief Executive Officer

March 23, 2005

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Focus Value Plus Growth Fund (“Focus Value+Growth Fund”). While you are, of course, welcome to join us at Focus Value+Growth Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Focus Value+Growth Fund into Scudder Growth and Income Fund (“Growth and Income Fund”). In this merger, your shares of Focus Value+Growth Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of Growth and Income Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors, and will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the merger, the Trustees of Focus Value+Growth Fund considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family offers a uniform class structure and distribution platform for the combined fund;

•	Focus Value+Growth Fund shareholders will have the opportunity to invest in a significantly larger fund with a similar investment objective;

•	Shareholders will have the potential for economies of scale;

•	The combined fund is expected to have lower total fund operating expense ratios than Focus Value+Growth Fund;

•	DeAM’s agreement to pay all costs associated with the merger; and

•	The merger would be a tax-free reorganization for federal income tax purposes for the shareholders.

The investment objective of Growth and Income Fund is similar to that of Focus Value+Growth Fund. The most important differences between the investment policies of the funds are: (i) Growth and Income Fund is a diversified series, whereas Focus Value+Growth Fund is a non-diversified series; (ii) Focus Value+Growth Fund has a policy of owning 15 to 30 stocks in each of two investment sleeves (growth and value) and of maintaining equal allocations of assets in each sleeve, whereas Growth and Income Fund is not so limited; (iii) Focus Value+Growth Fund may invest up to 25% of total assets in foreign securities, whereas Growth and Income Fund is not so limited; and (iv) Growth and Income Fund is prohibited from investing in securities issued by tobacco companies, whereas Focus Value+Growth Fund is not so limited. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Growth and Income Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Focus Value+Growth Fund’s proxy solicitor, at 1-877-288-6285, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Focus Value Plus Growth Fund

SCUDDER FOCUS VALUE PLUS GROWTH FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Focus Value Plus Growth Fund:

A Special Meeting of Shareholders of Scudder Focus Value Plus Growth Fund (“Focus Value+Growth Fund”) will be held April 22, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Focus Value+Growth Fund to Scudder Growth and Income Fund (“Growth and Income Fund”), in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of all liabilities of Focus Value+Growth Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Focus Value+Growth Fund in complete liquidation of Focus Value+Growth Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Focus Value+Growth Fund at the close of business on February 9, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

March 23, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER FOCUS VALUE PLUS GROWTH FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 24.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call Computershare Fund Services, Scudder Focus Value Plus Growth Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-877-288-6285) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

March 18, 2005

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Focus Value Plus Growth Fund	Scudder Growth and Income Fund a series of Investment Trust

222 South Riverside Plaza Chicago, IL 60606 (617) 295-2572	Two International Place Boston, MA 02110 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder Focus Value Plus Growth Fund (“Focus Value+Growth Fund”) into Scudder Growth and Income Fund (“Growth and Income Fund”). Growth and Income Fund and Focus Value+Growth Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Focus Value+Growth Fund will receive a number of full and fractional shares of the corresponding class of Growth and Income Fund equal in value as of the Valuation Time (as defined below on page 24) to the total value of such shareholder’s Focus Value+Growth Fund shares.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about March 23, 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Growth and Income Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Growth and Income Fund, dated February 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Focus Value+Growth Fund, dated February 25, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iii)	the statement of additional information of Focus Value+Growth Fund, dated February 25, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the statement of additional information relating to the proposed merger, dated March 18, 2005 (the “Merger SAI”); and

(v)	the financial statements and related independent registered public accounting firm’s report included in Focus Value+Growth Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2004.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of Focus Value+Growth Fund, shares of Growth and Income Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Focus Value+Growth Fund’s proxy solicitor, at 1-877-288-6285, or contact your financial advisor.

Growth and Income Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of Focus Value+Growth Fund are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Focus Value+Growth Fund into Growth and Income Fund. If approved by shareholders, all of the assets of Focus Value+Growth Fund will be transferred to Growth and Income Fund solely in exchange for (a) the issuance and delivery to Focus Value+Growth Fund of Class A, Class B and Class C shares of Growth and Income Fund (“Merger Shares”) with a value equal to the value of Focus Value+Growth Fund’s assets net of liabilities, and (b) the assumption by Growth and Income Fund of all liabilities of Focus Value+Growth Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Focus Value+Growth Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, proposed this combination as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. In addition, the funds in the Scudder fund family do not currently have the same share class structure. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM’s program is also designed to expand product offerings across more share classes and adjust or eliminate share classes in order to implement the same share class structure across the Scudder fund family. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2. What will happen to my shares of Focus Value+Growth Fund as a result of the merger?

Your shares of Focus Value+Growth Fund will, in effect, be exchanged for shares of the same share class of Growth and Income Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 24).

3. Why have the Trustees of Focus Value+Growth Fund recommended that I approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Focus Value+Growth Fund approve the merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

•	The merger offers Focus Value+Growth Fund shareholders the opportunity to invest in a significantly larger fund with a similar investment objective.

•	Deutsche Investment Management Americas Inc. (“DeIM”), Focus Value+Growth Fund’s investment advisor, has advised the Trustees that Focus Value+Growth Fund and Growth and Income Fund have similar investment objectives.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger also may result in greater cost efficiencies and the potential for economies of scale for the combined fund and its shareholders.

•	The combined fund is expected to have lower total fund operating expense ratios than Focus Value+Growth Fund.

•	DeAM’s agreement to pay all costs associated with the merger.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Trustees of Focus Value+Growth Fund have concluded that: (1) the merger is in the best interests of Focus Value+Growth Fund, and (2) the interests of the existing shareholders of Focus Value+Growth Fund will not be diluted as a result of the merger. Accordingly, the Trustees of Focus Value+Growth Fund recommend approval of the Agreement (as defined below) and the merger as contemplated thereby.

4. How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives of the Funds are similar. Focus Value+Growth Fund seeks growth of capital through a portfolio of growth and value stocks. Growth and Income Fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. Both Funds buy primarily equity securities. Focus Value+Growth Fund normally invests at least 65% of total assets in U.S. common stocks. Although the Fund can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). Growth and Income Fund invests at least 65% of total assets in equities, mainly common stocks. Although the Fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies. Focus Value+Growth Fund manages risk by investing in both growth and value stocks. The Fund seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline. Focus Value+Growth Fund retains two portfolio management teams dedicated to managing its growth and value portions. Each team focuses its investments on a core number of common stocks; currently, it is anticipated that each team will invest in approximately 15-30 stocks. Focus Value+Growth Fund may invest up to 25% of total assets in foreign securities, whereas Growth and Income Fund is not so limited. Growth and Income Fund does not invest in securities issued by tobacco-producing companies, whereas Focus Value+Growth Fund is not so limited. Growth and Income Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Focus Value+Growth Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than may a diversified fund. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of September 30, 2004, and of Growth and Income Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	Focus Value+Growth Fund	Growth and Income Fund	Growth and Income Fund— Pro Forma Combined(1)
Consumer Discretionary	13%	11%	11%
Consumer Staples	11%	7%	7%
Energy	6%	8%	8%
Financials	31%	19%	19%
Health Care	18%	13%	13%
Industrials	4%	13%	13%
Information Technology	17%	18%	18%
Materials	—	3%	3%
Telecommunications Services	—	4%	4%
Utilities	—	4%	4%

	100%	100%	100%

(1)	Reflects the blended characteristics of Focus Value+Growth Fund and Growth and Income Fund as of September 30, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5. How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended September 30, 2004, and the pro forma estimated expense ratios of Growth and Income Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Focus Value+Growth Fund	5.75%	None	None
Growth and Income Fund	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower )
Focus Value+Growth Fund	None (1)	4.00%	1.00%
Growth and Income Fund	None (1)	4.00%	1.00%
Redemption Fee(2) (as a percentage of total redemption proceeds)
Focus Value+Growth Fund	2.00%	2.00%	2.00%
Growth and Income Fund	2.00%	2.00%	2.00%

(1)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months following purchase and 0.50% if redeemed during the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
(2)	Each Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange).

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of Growth and Income Fund (Post-Merger) reflects reductions that will be effective upon the consummation of the merger. As of September 30, 2004, Growth and Income Fund and Focus Value+Growth Fund had net assets of $4,917,515,252 and $81,540,476, respectively.

Focus Value+Growth Fund		Growth and Income Fund (Pre-Merger)		Growth and Income Fund (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0 - $250 million	0.720%	$0 - $14 billion	0.450%	$0 - $250 million	0.450%
$250 million - $1 billion	0.690%	$14 billion - $16 billion	0.425%	$250 million - $1 billion	0.445%
$1 billion - $2.5 billion	0.660%	$16 billion - $18 billion	0.400%	$1 billion - $2.5 billion	0.440%
$2.5 billion - $5 billion	0.640%	Over $18 billion	0.385%	$2.5 billion - $7.5 billion	0.430%
$5 billion - $7.5 billion	0.600%			$7.5 billion - $12.5 billion	0.420%
$7.5 billion - $10 billion	0.580%			$12.5 billion - $17.5 billion	0.410%
$10 billion - $12.5 billion	0.560%			Over $17.5 billion	0.385%
Over $12.5 billion	0.540%

As shown below, the merger is expected to result in a lower management fee ratio and lower total expense ratios for shareholders of Focus Value+Growth Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Focus Value+ Growth Fund
Class A	0.72%		0.25%	0.53%		1.50	%(2)	0.15	%(2)	1.35%
Class B	0.72%		1.00%	0.70%		2.42	%(2)	0.28	%(2)	2.14%
Class C	0.72%		1.00%	0.60%		2.32	%(2)	0.20	%(2)	2.12%
Growth and Income Fund
Class A	0.45%		0.23%	0.35	%(1)	1.03	%(3)	—	(3)	1.03%
Class B	0.45%		1.00%	0.59	%(1)	2.04	%(3)	0.07	%(3)	1.97%
Class C	0.45%		1.00%	0.56	%(1)	2.01	%(3)	0.05	%(3)	1.96%
Growth and Income Fund (Pro forma combined)
Class A	0.44	%(5)	0.25%	0.35	%(6)	1.04	%(4)	—	(4)	1.04%
Class B	0.44	%(5)	1.00%	0.57	%(6)	2.01	%(4)	0.04	(4)	1.97%
Class C	0.44	%(5)	1.00%	0.48	%(6)	1.92	%(4)	—	(4)	1.92%

(1)	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee as of March 31, 2004 for Growth and Income Fund.
(2)	Through February 28, 2006, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses. In addition, through February 28, 2006, DeIM and the Fund’s principal underwriter and transfer agent each has contractually agreed to limit its respective fees or reimburse expenses to the extent necessary to maintain the Fund’s total operating expenses at 1.351%, 2.141%, and 2.116% of the average daily net assets for Class A, Class B and Class C shares, respectively, excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs.

(3)	Through January 31, 2006, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.95%, 0.97% and 0.96% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.
(4)	Through May 1, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.79%, 0.97% and 0.92% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.
(5)	Restated to reflect the management fee schedule for Growth and Income Fund that will be effective upon consummation of the merger.
(6)	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Focus Value+Growth Fund
Class A(3)	$705	$1,008	$1,333	$2,250
Class B(1)(3)	$617	$1,028	$1,465	$2,296
Class B(2)(3)	$217	$728	$1,265	$2,296
Class C(1)(3)	$315	$705	$1,222	$2,641
Class C(2)(3)	$215	$705	$1,222	$2,641
Growth and Income Fund
Class A	$674	$884	$1,111	$1,762
Class B(1)(3)	$600	$933	$1,292	$1,863
Class B(2)(3)	$200	$633	$1,092	$1,863
Class C(1)(3)	$299	$626	$1,078	$2,334
Class C(2)(3)	$199	$626	$1,078	$2,334

	1 Year	3 Years	5 Years	10 Years
Growth and Income Fund (Pro forma combined)
Class A	$675	$887	$1,116	$1,773
Class B(1)(4)	$600	$918	$1,271	$1,845
Class B(2)(4)	$200	$618	$1,071	$1,845
Class C(1)	$295	$603	$1,037	$2,243
Class C(2)	$195	$603	$1,037	$2,243

(1)	Assuming you sold your shares at the end of each period.
(2)	Assuming you kept your shares.
(3)	Includes one year of capped expenses in each period.
(4)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods.

6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Focus Value+Growth Fund or its shareholders as a direct result of the merger.

A substantial portion of the portfolio assets of Focus Value+Growth Fund may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Focus Value+Growth Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to Focus Value+Growth Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7. Will my dividends be affected by the merger?

Focus Value+Growth Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Growth and Income Fund intends to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, and to make additional distributions as necessary. Otherwise, the merger will not result in a change in dividend policy.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Focus Value+Growth Fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of Growth and Income Fund you receive will equal the total value of the shares of Focus Value+Growth Fund that you hold as of the Valuation Time (as defined below on page 24). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11. What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Focus Value+Growth Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of Focus Value+Growth Fund believe that the proposed merger is in the best interests of Focus Value+Growth Fund. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Growth and Income Fund and how do they compare with those of Focus Value+Growth Fund?

Investment Objectives and Strategies.     As noted above, the investment objectives of the Funds are similar. Focus Value+Growth Fund seeks growth of capital through a portfolio of growth and value stocks. Growth and Income Fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. Both Funds buy primarily equity securities. Focus Value+Growth Fund normally invests at least 65% of total assets in U.S. common stocks. Although the Focus Value+Growth Fund can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). Growth and Income Fund invests at least 65% of total assets in equities, mainly common stocks. Although the Growth and Income Fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies.

Focus Value+Growth Fund manages risk by investing in both growth and value stocks. The Fund seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline. Focus Value+Growth Fund retains two portfolio management teams dedicated to managing the growth and value portions of the Fund, respectively. Each team focuses its investments on a core number of common stocks; currently, it is anticipated that each team will invest in approximately 15-30 stocks. In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

In choosing stocks for Growth and Income Fund, the Fund’s portfolio managers consider both yield and other valuation and growth factors, meaning that they focus the Fund’s investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the Fund’s benchmark index, the S&P 500. The Fund may invest in dividend paying and non-dividend paying stocks. The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings. The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers of Growth and Income Fund use several strategies in seeking to reduce risk, including: (i) managing risk associated with investment in specific companies by using fundamental analysis, valuation, and by adjusting position sizes; (ii) portfolio construction emphasizing diversification, blending stocks with a variety of different attributes, including value and growth stocks; and (iii) diversifying across many sectors and industries.

The managers of each Fund may favor different types of securities at different times, while still maintaining variety in terms of the securities, issuers and economic sectors represented. The managers of Focus Value+Growth Fund will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks. The managers of Growth and Income Fund normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage the overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the Fund’s emphasis on or within a given industry.

Both Funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) in circumstances where the managers believe that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Additionally, Focus Value+Growth Fund may invest up to 25% of total assets in foreign securities, whereas Growth and Income Fund is not so limited. Growth and Income Fund does not invest in securities issued by tobacco-producing companies, whereas Focus Value+Growth Fund is not so limited. Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Growth and Income Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, whereas Focus Value+Growth Fund is not so limited.

Growth and Income Fund has elected to be classified as a diversified series of an open-end investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Focus Value+Growth Fund has elected to be classified as a non-diversified fund. A non-diversified fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than may a diversified fund.

It is anticipated that there will be a pre-merger liquidation by Focus Value+Growth Fund of all investments that are not consistent with the current investment objective, policies and restrictions of Growth and Income Fund.

For a more detailed description of the investment techniques used by Focus Value+Growth Fund and Growth and Income Fund, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Growth and Income Fund. Certain risks associated with an investment in Growth and Income Fund are summarized below. The risks of an investment in Growth and Income Fund are similar to the risks of an investment in Focus Value+Growth Fund. More detailed descriptions of the risks associated with an investment in Growth and Income Fund can be found in the current prospectus and statement of additional information for Growth and Income Fund.

The value of your investment in Growth and Income Fund will change with changes in the values of the investments held by Growth and Income Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Growth and Income Fund’s investments as a whole. Growth and Income Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Growth and Income Fund, cause you to lose money or cause the performance of Growth and Income Fund to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Growth and Income Fund is how stock markets perform—in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Growth and Income Fund makes and Growth and Income Fund may not be able to get attractive prices for them. An investment in Focus Value+Growth Fund is also subject to this risk.

Industry Risk.    While Growth and Income Fund does not concentrate in any industry, to the extent that Growth and Income Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Focus Value+Growth Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Growth and Income Fund that occurs during the term of the loan would be borne by

Growth and Income Fund and would adversely affect Growth and Income Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Growth and Income Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Focus Value+Growth Fund is also subject to this risk.

Other factors that could affect performance of the Funds include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements; and

•	with respect to Growth and Income Fund, the Fund’s risk management strategies could make long-term performance lower than it would have been without these strategies.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how each Fund’s performance compares to that of two broad-based market indices (which, unlike a Fund, do not have any fees or expenses). Because the inception dates for Class A (formerly Class R), Class B and Class C of Growth and Income Fund were August 2, 1999, December 29, 2000 and December 29, 2000, respectively, the performance figures for each such class of Growth and Income Fund prior to its inception are based on the historical performance of the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges, if any, of Class A, Class B and Class C. In addition, in the table the performance figures for Class A of Growth and Income Fund from August 2, 1999 through December 29, 2000 have been adjusted to reflect the current applicable sales charge of Class A. Prior to June 11, 2001, DeIM managed Focus Value+Growth Fund. Effective June 11, 2001, Jennison Associates LLC became sub-advisor to the growth portion of the Fund and effective April 5, 2002, Dreman Value Management LLC became sub-advisor to the value portion of the Fund. Performance for Focus Value+Growth Fund would have been different if the Fund’s current policies and sub-advisors/multi-manager arrangement had been in effect. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Growth and Income Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 15.19%, Q2 1997                Worst Quarter: -16.93%, Q3 2002

Focus Value+Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 20.65%, Q4 1998                Worst Quarter: -21.09%, Q3 2001

Average Annual Total Returns (for periods ended 12/31/04)

	Past 1 year	Past 5 years	Past 10 years/ Since inception
Growth and Income Fund
Class A (Return before taxes)	3.08%	-3.31%	6.95%
Class A (Return after taxes on distributions)	2.97%	-3.70%	5.53%
Class A (Return after taxes on distributions and sale of Fund shares)	0.14%	-3.11%	5.25%
Class B (Return before taxes)	5.41%	-3.04%	6.78%
Class C (Return before taxes)	8.42%	-2.85%	6.80%
Index 1 (Reflects no deductions for fees, expenses or taxes)	11.40%	-1.76%	12.16%
Index 2 (Reflects no deductions for fees, expenses or taxes)	10.88%	-2.30%	12.07%

Focus Value+Growth Fund
Class A (Return before taxes)	3.95%	-3.92%	7.15	%(1)
Class A (Return after taxes on distributions)	3.91%	-4.53%	6.11	%(1)
Class A (Return after taxes on distributions and sale of Fund shares)	2.61%	-3.42%	5.84	%(1)
Class B (Return before taxes)	6.06%	-3.80%	6.94	%(1)
Class C (Return before taxes)	9.16%	-3.63%	6.93	%(1)
Index 1 (Reflects no deductions for fees, expenses or taxes)	11.40%	-1.76%	10.15	%(2)
Index 2 (Reflects no deductions for fees, expenses or taxes)	10.88%	-2.30%	10.11	%(2)

Index  1:    The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States whose common stocks are traded there.

Index  2:    The unmanaged Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(1)	Inception date was October 16, 1995.
(2)	Index comparison begins October 31, 1995.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the Scudder website at www.scudder.com.

Unlike the bar charts, the performance information for Growth and Income Fund and Focus Value+Growth Fund in the table reflects the impact of maximum sales charges. The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A shares of each Fund only and will vary for Class B and Class C shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. Other Comparisons Between the Funds

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, or a subadvisor, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Growth and Income Fund

Gregory S. Adams, CFA, Managing Director of DeAM, is Lead Portfolio Manager of Growth and Income Fund. Mr. Adams joined DeAM and became a Portfolio Manager of the Fund in 1999. Mr. Adams has over 17 years of investment industry experience.

Andrew Brudenell, CFA, Vice President of DeAM, is a Portfolio Manager of Growth and Income Fund. Mr. Brudenell joined DeAM in 1997 and became a Portfolio Manager of the Fund in 2002. Mr. Brudenell holds an MS from the London School of Economics.

Focus Value+Growth Fund

Jennison Associates LLC (“JA”), with headquarters at 466 Lexington Avenue, New York, New York 10017, is the subadvisor to the growth portion of Focus Value+Growth Fund’s portfolio. Under the terms of Sub-Advisory Agreement between JA and DeIM, JA manages the investment and reinvestment of the growth portion of the Fund’s assets and provides such investment advice, research and assistance as DeIM may, from time to time, reasonably request. For its services, JA receives from DeIM a monthly fee at an annual rate applied to the portion of the average daily net assets of the Fund allocated by DeIM to JA for management.

Spiros Segalas, Director and President of JA, is Chief Investment Officer and Growth Equity Portfolio Manager of Focus Value+Growth Fund. Mr. Segalas joined JA in 1969 and became a Portfolio Manager of the Fund in 2001. Mr. Segalas has over 44 years of investment industry experience.

Kathleen McCarragher, Director of JA, is Head of Growth Equity and Growth Equity Portfolio Manager of Focus Value+Growth Fund. Ms. McCarragher joined JA in 1998 and became a Portfolio Manager of the Fund in 2001. Ms. McCarragher has over 22 years of investment industry experience.

Dreman Value Management, L.L.C. (“DVM”), with headquarters at 520 East Cooper Avenue, Aspen, Colorado 81611, is the subadvisor to the value portion of Focus Value+Growth Fund’s portfolio. DVM manages the investment and reinvestment of the value portion of the Fund’s assets and provides such investment advice, research and assistance as DeIM may, from time to time, reasonably request. For its services, DVM receives from DeIM a monthly fee at an annual rate applied to the portion of the Fund’s average daily net assets subadvised by DVM.

David Dreman, Founder and Chairman of DVM, is Lead Portfolio Manager of the value portion of Focus Value+Growth Fund. Mr. Dreman became a Portfolio Manager of the Fund in 2002. Mr. Dreman has over 47 years of investment industry experience.

F. James Hutchinson is a Portfolio Manager of the value portion of Focus Value+Growth Fund. Mr. Hutchinson joined DVM in 2000 and became a Portfolio Manager of the Fund in 2002. Mr. Hutchinson has over 18 years of investment industry experience.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A, Class B and Class C shares of both Funds and acts as agent of each Fund in the continuous offer of such shares.

Growth and Income Fund has adopted distribution and/or service plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the distribution and/or service plans adopted by Focus Value+Growth Fund. Plans under Rule 12b-1 allow the Fund to pay distribution and/or service fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Pursuant to the Shareholder Services Agreement with Growth and Income Fund, which is substantially identical to the Shareholder Services Agreement with Focus Value+Growth Fund, SDI receives a service fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Growth and Income Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of Growth and Income Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for Growth and Income Fund. All amounts are payable monthly and are based on the average daily net assets of the Fund attributable to the relevant class of shares.

For its services under the Distribution Agreement with Growth and Income Fund, which is substantially identical to the Distribution Agreement with Focus Value+Growth Fund, SDI receives a fee from Growth and Income Fund under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B and Class C shares. This fee is accrued daily as an expense of the Class B and Class C shares. SDI also receives any contingent deferred sales charges paid with respect to Class B and Class C shares.

Trustees and Officers.    The Trustees of Investment Trust (of which Growth and Income Fund is a series) are different from those of Focus Value+Growth Fund. As more fully described in the statement of additional information for Growth and Income Fund, which is available upon request, the following individuals comprise the Board of Trustees of Investment Trust: Dawn-Marie Driscoll, Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel, and Carl W. Vogt. In addition, the officers of Investment Trust are different from those of Focus Value+Growth Fund.

Independent Registered Public Accounting Firms (“Auditors”).     PricewaterhouseCoopers LLP serves as Auditor for Growth and Income Fund. Ernst & Young LLP serves as Auditor for Focus Value+Growth Fund.

Charter Documents.    Focus Value+Growth Fund is a Massachusetts business trust governed by Massachusetts law. Growth and Income Fund is a series of Investment Trust, a Massachusetts business trust governed by Massachusetts law. Focus Value+Growth Fund is governed by an Agreement and Declaration of Trust dated June 14, 1995. Growth and Income Fund is governed by an Amended and Restated Declaration of Trust dated November 3, 1987, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Focus Value+Growth Fund and Growth and Income Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Neither Fund is required to hold annual meetings of its shareholders, but meetings may be called by the Trustees or the President of the applicable Fund. If the Trustees and the President of Focus Value+Growth Fund fail to call a meeting of shareholders for a period of 30 days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares of Focus Value+Growth Fund entitled to vote at such meeting, such shareholders may call a meeting. The President and Secretary of Investment Trust are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares of Investment Trust entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by its Trustees, and if a Fund were liquidated, each class of shares of such Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance (or, in the case of Focus Value+Growth Fund, a minimum aggregate number of shares) designated from time to time by the Trustees. Sale, conveyance, or transfer of the assets of Focus Value+Growth Fund requires the affirmative vote of the shareholders of Focus Value+Growth Fund entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of Growth and Income Fund may merge or consolidate the Fund with any other organization, or may sell, lease or exchange all or substantially all of the Fund’s property, when authorized by the affirmative vote of the holders of a majority of the shares of Growth and Income Fund.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both Growth and Income Fund and Focus Value+Growth Fund, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require (or, in the case of Growth and Income Fund, permit) notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may (or, in the case of Growth and Income Fund, shall) be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Investment Trust (or any series or class thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of Investment Trust or the series or class outstanding and entitled to vote. Focus Value+Growth Fund (or any class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders entitled to vote more than 50% of the votes of Focus Value+Growth Fund or the class entitled to vote on the matter. The Declaration of Trust governing Growth and Income Fund may be amended by the vote of the holders of a majority of the shares of Investment Trust outstanding and entitled to vote or, where the Trustees determine that the amendment will not affect the holders of one or more series or classes, a vote of the holders of a majority of the shares of each affected series or class entitled to vote. The Declaration of Trust governing Growth and Income Fund may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or if they determine that such a change does not materially adversely affect the rights of shareholders. The Declaration of Trust governing Focus Value+Growth Fund may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of Focus Value+Growth Fund entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares of each affected series or class entitled to vote. The Declaration of Trust governing Focus Value+Growth Fund may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of Focus Value+Growth Fund or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code and the regulations thereunder for obtaining the most favorable treatment thereunder available to regulated investment companies.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing Growth and Income Fund provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of

Investment Trust or any series or class thereof or the shareholders. In addition, the Declaration of Trust governing Growth and Income Fund expressly provides that shareholders have the power to vote with respect to incorporation of Investment Trust or any series thereof. Trustees of Investment Trust, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of Investment Trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of Investment Trust may be removed with cause by action of two-thirds of the remaining Trustees. Any Trustee of Investment Trust may also be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of Investment Trust. Except as required by the 1940 Act or as described above, the Trustees of Focus Value+Growth Fund need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of Focus Value+Growth Fund may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of Investment Trust is the presence in person or by proxy of the holders of one-third of the outstanding shares of Investment Trust. Quorum for a shareholder meeting of Focus Value+Growth Fund is the presence in person or by proxy of the shareholders entitled to vote at least 30% of the votes of Focus Value+Growth Fund or each class entitled to be cast at the meeting.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Focus Value+Growth Fund and Growth and Income Fund. It is qualified in its entirety by reference to the charter documents themselves.

IV. Information About the Proposed Merger

General.    The shareholders of Focus Value+Growth Fund are being asked to approve a merger between Focus Value+Growth Fund and Growth and Income Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Focus Value+Growth Fund to Growth and Income Fund in exchange for the assumption by Growth and Income Fund of all of the liabilities of Focus Value+Growth Fund and for the issuance and delivery to Focus Value+Growth Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Growth and Income Fund.

After receipt of the Merger Shares, Focus Value+Growth Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Focus Value+Growth Fund, and the legal existence of Focus Value+Growth Fund will be terminated. Each shareholder of Focus Value+Growth Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s Focus Value+Growth Fund shares.

Prior to the date of the merger, Focus Value+Growth Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Growth and Income Fund and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the Focus Value+Growth Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of March 4, 2005, Focus Value+Growth Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Growth and Income Fund.

The Trustees of Focus Value+Growth Fund have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Focus Value+Growth Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Focus Value+Growth Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of Investment Trust and of Focus Value+Growth Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the proposed merger with the Trustees of Focus Value+Growth Fund at a meeting held on February 13, 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Focus Value+Growth Fund who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Disinterested Trustees”), conducted a thorough review of the potential implications of the merger on Focus Value+Growth Fund’s shareholders as well as the various other funds for which they serve as trustee or director. The Disinterested Trustees were assisted in this review by their independent legal counsel. Following the February 13, 2004 meeting, the Disinterested Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Disinterested Trustees requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

Following the conclusion of this process, the Board of Trustees of Focus Value+Growth Fund, the Disinterested Trustees (or disinterested directors) of other funds involved and DeAM reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, when required, agreed to submit elements of the plan for approval to shareholders of those funds.

On November 17, 2004, the Trustees of Focus Value+Growth Fund, including all Disinterested Trustees, approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Focus Value+Growth Fund’s shareholders.

In determining to recommend that the shareholders of Focus Value+Growth Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of Focus Value+Growth Fund and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives, and in particular noted that the estimated operating expense ratio of each class of the combined fund is lower than that of the corresponding class of Focus Value+Growth Fund currently;

•	That DeAM agreed to cap the combined fund’s operating expense ratios for approximately a three-year period at levels below Focus Value+Growth Fund’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	The compatibility of Focus Value+Growth Fund’s and Growth and Income Fund’s investment objectives, policies, restrictions and portfolios;

•	That service features available to shareholders of Focus Value+Growth Fund and Growth and Income Fund were substantially similar on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined fund to attract additional assets;

•	The tax consequences of the merger on Focus Value+Growth Fund and its shareholders, including, in particular, that the merger would be a tax-free reorganization for federal income tax purposes;

•	The investment performance of Focus Value+Growth Fund and Growth and Income Fund;

•	That DeIM has agreed to indemnify Growth and Income Fund against certain liabilities Growth and Income Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Growth and Income Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote; and

•	That, in conjunction with the merger, DeIM has agreed to indemnify the Disinterested Trustees of Focus Value+Growth Fund against certain liabilities that such Disinterested Trustees may incur by reason of having served as a Trustee of Focus Value+Growth Fund.

The Trustees also gave consideration to possible economies of scale that might be realized from the merger. The Trustees considered the impact of the merger on the total expenses to be borne by shareholders of Focus Value+Growth Fund. The Trustees also considered that the merger would permit the shareholders of Focus Value+Growth Fund to pursue similar investment goals in a significantly larger fund.

The Trustees also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carryforwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

	8/31/04 Unrealized Gain (Loss)	8/31/04 Unrealized Gain (Loss) as % of 8/31/04 Net Assets	8/31/04 Loss Carryforwards	8/31/04 Loss Carryforwards as % of 8/31/04 Net Assets	8/31/04 Portfolio Turnover Rate
Focus Value+Growth Fund	$6,253,591	7.6019%	$24,070,475	29.2603%	77%
Growth and Income Fund	$717,335,874	14.5758%	$372,874,480	7.5766%	21%

As of August 31, 2004, Focus Value+Growth Fund had a relatively small amount of current net unrealized gains, which would have been de minimis for purposes of Section 384 of the Code. Accordingly, the loss quarantine effects of Section 384 would not have applied to Focus Value+Growth Fund and, therefore, pre-merger built-in gains attributable to such Fund generally could be offset with capital loss carryforwards of the combined fund. For the five-year period beginning after the Closing, however, the combined fund would not be allowed to offset certain pre-merger built-in gains attributable to Growth and Income Fund with capital loss carryforwards (and certain “built-in losses”) attributable to Focus Value+Growth Fund. Furthermore, as a result of the merger, Focus Value+Growth Fund will undergo an “ownership change” for tax purposes (because Focus Value+Growth Fund is significantly smaller than Growth and Income Fund) and, accordingly, some of its historic capital loss carryforwards will be limited as a technical matter by the operation of the tax loss limitation rules of Section 382 of the Code. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time. As a result, it is possible that some or all of each Fund’s capital loss carryforward will expire unused. After the merger, the ability of the combined fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the source and existence of capital gains against which these losses may be offset.

The Board of Trustees considered the possibility that shareholders of Focus Value+Growth Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryforwards (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences discussed above may have on them.

Based on all of the foregoing, the Trustees concluded that Focus Value+Growth Fund’s participation in the merger would be in the best interests of Focus Value+Growth Fund and would not dilute the interests of Focus Value+Growth Fund’s existing shareholders. The Trustees of Focus Value+Growth Fund, including the Disinterested Trustees, recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Growth and Income Fund will acquire all of the assets of Focus Value+Growth Fund solely in exchange for the assumption by Growth and Income Fund of all liabilities of Focus Value+Growth Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on April 29, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Focus Value+Growth Fund will transfer all of its assets to Growth and Income Fund, and in exchange, Growth and Income Fund will assume all liabilities of Focus Value+Growth Fund and deliver to Focus Value+Growth Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Focus Value+Growth Fund attributable to shares of the corresponding class of Focus Value+Growth Fund, less the value of the liabilities of Focus Value+Growth Fund assumed by Growth and Income Fund attributable to shares of such class of Focus Value+Growth Fund. Immediately following the transfer of assets on the Exchange Date, Focus Value+Growth Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Focus Value+Growth Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Focus Value+Growth Fund. As a result of the proposed merger, each shareholder of Focus Value+Growth Fund will receive a number of Merger Shares of each class equal in aggregate value as of the Valuation Time to the value of the Focus Value+Growth Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Growth and Income Fund in the name of such Focus Value+Growth Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of Focus Value+Growth Fund and the Trustees of Investment Trust have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Growth and Income Fund and Focus Value+Growth Fund, (ii) by either party if the merger shall not be consummated by July 1, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Focus Value+Growth Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Focus Value+Growth Fund are added to the portfolio of Growth and Income Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Growth and Income Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $289,993. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Focus Value+Growth Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B and Class C shares of Growth and Income Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Focus Value+Growth Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your Focus Value+Growth Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Growth and Income Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Growth and Income Fund could, under certain circumstances, be held personally liable for the obligations of Growth and Income Fund. However, Growth and Income Fund’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Growth and Income Fund and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Growth and Income Fund. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Growth and Income Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the acquisition by Growth and Income Fund of all of the assets of Focus Value+Growth Fund solely in exchange for Merger Shares and the assumption by Growth and Income Fund of all of the liabilities of Focus Value+Growth Fund, followed by the distribution by Focus Value+Growth Fund to its shareholders of Merger Shares in complete liquidation of Focus Value+Growth Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Focus Value+Growth Fund and Growth and Income Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, Focus Value+Growth Fund will not recognize gain or loss upon the transfer of Focus Value+Growth Fund’s assets to Growth and Income Fund in exchange for Merger Shares and the assumption of the Focus Value+Growth Fund liabilities by Growth and Income Fund, and Focus Value+Growth Fund will not recognize gain or loss upon the distribution to Focus Value+Growth Fund’s shareholders of the Merger Shares in liquidation of Focus Value+Growth Fund;

•	under Section 354 of the Code, shareholders of Focus Value+Growth Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Focus Value+Growth Fund shares;

•	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Focus Value+Growth Fund will be the same as the aggregate basis of Focus Value+Growth Fund shares exchanged therefor;

•	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Focus Value+Growth Fund shareholder will include the holding periods of Focus Value+Growth Fund shares exchanged therefor, provided that the Focus Value+Growth Fund shareholder held the Focus Value+Growth Fund shares at the time of the reorganization as a capital asset;

•	under Section 1032 of the Code, Growth and Income Fund will not recognize gain or loss upon the receipt of assets of Focus Value+Growth Fund in exchange for Merger Shares and the assumption by Growth and Income Fund of all of the liabilities of Focus Value+Growth Fund;

•	under Section 362(b) of the Code, the basis of the assets of Focus Value+Growth Fund transferred to Growth and Income Fund in the reorganization will be the same in the hands of Growth and Income Fund as the basis of such assets in the hands of Focus Value+Growth Fund immediately prior to the transfer; and

•	under Section 1223(2) of the Code, the holding periods of the assets of Focus Value+Growth Fund transferred to Growth and Income Fund in the reorganization in the hands of Growth and Income Fund will include the periods during which such assets were held by Focus Value+Growth Fund.

A substantial portion of the portfolio assets of Focus Value+Growth Fund may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Focus Value+Growth Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to Focus Value+Growth Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Growth and Income Fund’s ability to carry forward the pre-merger losses of Focus Value+Growth Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on August 31, 2004, Focus Value+Growth Fund had pre-merger “gross losses” (i.e., capital loss carryforwards as of last fiscal year end as adjusted by year-to-date realized gains or losses) equal to approximately $24 million (approximately 29% of its net asst value), which, absent the merger, generally would have been available to offset future capital gains, until those losses expire over a period of approximately six years. After the merger, the capital loss carryforwards of Focus Value+Growth Fund would have been available to offset future capital gains of the combined fund (other than certain built-in gains attributable to Growth and Income Fund) only in an amount equal to just under $4 million per year, prior to the expiration of those losses over a period of approximately five years. Moreover, the combined fund would have had net assets of approximately $5 billion, which would have been so much larger than the net asset value of Focus Value+Growth Fund that almost the entire benefit of Focus Value+Growth Fund’s historic losses would inure to the benefit of the historic shareholders of Growth and Income Fund. In addition, as a result of the merger, the benefit of the available pre-merger losses of Focus Value+Growth Fund may be spread over a significantly larger asset base than would have been the case absent the merger. Furthermore, for the five year period beginning after the Closing the combined fund will not be allowed to offset certain pre-merger built-in gains attributable to Growth and Income Fund with capital loss carryforwards (and certain “built-in losses”) attributable to Focus Value+Growth Fund.

Due to the operation of these loss limitation rules, former shareholders of Focus Value+Growth Fund likely would, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

The portfolio turnover rate for Growth and Income Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended September 30, 2004 was 26%. The portfolio turnover rate for Focus Value+Growth Fund for the fiscal year ended November 30, 2004 was 70%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Focus Value+Growth Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Growth and Income Fund intends to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, and to make additional distributions as necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by Focus Value+Growth Fund’s shareholders, Focus Value+Growth Fund will declare a distribution to its shareholders of all undistributed net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of January 31, 2005 and of Growth and Income Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Focus Value+Growth Fund	Growth and Income Fund	Pro Forma Adjustments	Growth and Income Fund— Pro Forma Combined
Net Assets
Class A Shares	$58,018,855	$35,628,107	—	$93,646,962
Class B Shares	$16,084,721	$10,422,765	—	$26,507,486
Class C Shares	$7,107,657	$5,001,860	—	$12,109,517
Institutional Class Shares	$—	$41,928,924	—	$41,928,924
Class AARP Shares	$—	$2,645,522,755	—	$2,645,522,755
Class S Shares	$—	$2,258,703,753	—	$2,258,703,753
Class R Shares	$—	$545,036	—	$545,036

Total Net Assets	$81,211,233	$4,997,753,200	—	$5,078,964,433

Shares Outstanding
Class A Shares	4,464,190	1,671,938	(1,741,578)	4,394,550
Class B Shares	1,349,626	496,360	(583,687)	1,262,299
Class C Shares	596,968	238,197	(258,508)	576,657
Institutional Class Shares	—	1,954,196	—	1,954,196
Class AARP Shares	—	123,212,376	—	123,212,376
Class S Shares	—	105,357,463	—	105,357,463
Class R Shares	—	25,432	—	25,432

Net Asset Value Per Share
Class A Shares	$13.00	$21.31	—	$21.31
Class B Shares	$11.92	$21.00	—	$21.00
Class C Shares	$11.91	$21.00	—	$21.00
Institutional Class Shares	—	$21.46	—	$21.46
Class AARP Shares	—	$21.47	—	$21.47
Class S Shares	—	$21.44	—	$21.44
Class R Shares	—	$21.43	—	$21.43

(1)	Assumes the merger had been consummated on January 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of Growth and Income Fund will be received by the shareholders of Focus Value+Growth Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Growth and Income Fund that actually will be received on or after such date.

The Trustees of Focus Value+Growth Fund, including the Disinterested Trustees, recommend approval of the merger.

V. Information About Voting and the Shareholder Special Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Focus Value+Growth Fund with and into Growth and Income Fund and the solicitation of proxies by and on behalf of the Trustees of Focus Value+Growth Fund for use at the Special Meeting of Focus Value+Growth Fund Shareholders (the “Meeting”). The Meeting is to be held April 22, 2005 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about March 23, 2005.

As of February 9, 2005, Focus Value+Growth Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	4,344,567.27
Class B	1,324,772.67
Class C	595,745.26

Only shareholders of record on February 9, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Focus Value+Growth Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Focus Value+Growth Fund’s shareholders by the Fund’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Focus Value+Growth Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Focus Value+Growth Fund at the close of business on February 9, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Focus Value+Growth Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Focus Value+Growth Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of February 9, 2005, the officers and Trustees of Focus Value+Growth Fund and of Investment Trust, each as a group, beneficially owned less than 1% of the outstanding shares of Focus Value+Growth Fund and Growth and Income Fund, respectively. To the best of the knowledge of Focus Value+Growth Fund, no shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Focus Value+Growth Fund as of such date.

To the best of the knowledge of Growth and Income Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Growth and Income Fund as of February 9, 2005:

Class	Shareholder Name and Address	Percentage Owned
A	UNION BANK TR NOMINEE FBO SELECTBENEFIT OMNIBUS PO BOX 85484 SAN DIEGO CA 92186-5484	9.04%

A	SCUDDER TRUST COMPANY FBO LOOS+COMPANY INC 401(K) PLAN ATTN ASSET RECON DEPT# 061595 PO BOX 1757 SALEM NH 03079-1143	5.40%

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	7.65%

Institutional	STATE STREET BANK & TRUST CO CUST FOR SCUDDER PATHWAY SERIES CONSERVATIVE PORTFOLIO 1 HERITAGE DR # P5S QUINCY MA 02171-2105	13.49%

Class	Shareholder Name and Address	Percentage Owned
Institutional	STATE STREET BANK & TRUST CO CUST FOR SCUDDER PATHWAY SERIES BALANCED PORTFOLIO 1 HERITAGE DR # P5S QUINCY MA 02171-2105	40.24%

Institutional	STATE STREET BANK & TRUST CO CUST FOR SCUDDER PATHWAY SERIES GROWTH PORTFOLIO 1 HERITAGE DR # P5S QUINCY MA 02171-2105	44.83%

R	SCUDDER TRUST COMPANY FBO APPLIED ENERGY SOLUTIONS LLC 401(K) PLAN ATTN ASSET RECON DEPT # 063163 PO BOX 1757 SALEM NH 03079-1143	20.36%

R	DR FRED D KLUG 401K DR FRED D KLUG TTEE FBO DR FRED D KLUG PO BOX 224 NASHVILLE IL 62263-0224	18.66%

R	ALL ISLAND MEDIA INC 401K RICH MEGENEDY TTEE FBO ALL ISLAND MEDIA INC 2950 VETS MEMORIAL HWY BOHEMIA NY 11716	11.37%

R	DUPAGE CONVEN & VISIT BUREAU 401K SKIP STRITTMATTER TTEE FBO JO ELLEN STRITTMATTER 8295 SWEETWATER CT DARIEN IL 60561-5477	4.15%

R	OUTSIDE THE LINES, INC 401K ALLEN TOSCH TTEE OMNIBUS MASTER ACCOUNT PO BOX 11254 BAINBRIDGE ISLAND WA 98110-5254	6.40%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Growth and Income Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $12,228. As the Meeting date approaches, certain shareholders of Focus Value+Growth Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of Focus Value+Growth Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-877-288-6285. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Focus Value+Growth Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Focus Value+Growth Fund at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Investment Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Growth and Income Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Focus Value Plus Growth Fund (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a Massachusetts business trust; and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Trust to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Trust and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Trust in complete liquidation of the Acquired Trust as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Trust to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Trust Liabilities and the Liquidation of the Acquired Trust

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer to the Acquiring Fund all of the Acquired Trust’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Trust that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Trust’s assets net of any liabilities of the Acquired Trust with respect to the Class A, Class B and Class C shares of the Acquired Trust, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Trust, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Trust shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

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1.2    The assets of the Acquired Trust to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Trust and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Trust prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Trust’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Trust immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Trust will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Trust will distribute to the Acquired Trust’s shareholders of record with respect to each class of its shares (the “Acquired Trust Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Trust pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Trust by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Trust on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Trust Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Trust Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Trust shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Trust will simultaneously be cancelled on the books of the Acquired Trust, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Trust will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

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1.7    Any reporting responsibility of the Acquired Trust including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust.

1.8    All books and records of the Acquired Trust, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Trust shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Trust.

2.2    The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B or Class C Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B and/or Class C shares, as applicable, shall be equal to the net asset value of one Class S share of the Acquiring Fund.

2.3    The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B and Class C shares of the Acquired Trust, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be May 2, 2005, or such later date as the parties may agree in writing (the “Closing Date”).

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All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Trust shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Trust, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Trust’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Trust to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Trust as of the Closing Date by the Acquired Trust for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Trust’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Trust shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    State Street (or its designee), as transfer agent (or subtransfer agent) for the Acquired Trust, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Trust Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Trust shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Trust or provide evidence satisfactory to the Acquired Trust that such Acquiring Fund Shares have been credited to the Acquired Trust’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Trust shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Trust is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Trust shall include all of the Acquired Trust’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute,

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accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Trust, to carry out the Agreement. The Acquired Trust is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust. The Acquired Trust has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Trust;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Trust;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in

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the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Trust at and for the fiscal year ended November 30, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Trust as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Trust required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since November 30, 2004, there has not been any material adverse change in the Acquired Trust’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Trust of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Trust due to declines in market values of securities in the Acquired Trust’s portfolio, the discharge of Acquired Trust liabilities, or the redemption of Acquired Trust shares by Acquired Trust Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Trust required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Trust has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Trust (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Trust shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Trust), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Trust does not have outstanding

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any options, warrants or other rights to subscribe for or purchase any of the Acquired Trust shares, nor is there outstanding any security convertible into any of the Acquired Trust shares;

  (k)    At the Closing Date, the Acquired Trust will have good and marketable title to the Acquired Trust’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Trust Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Trust, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

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4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

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  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended September 30, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Trust) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since September 30, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Trust. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Trust, for the account of the Acquired Trust Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under

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Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Trust has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Trust for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Trust

5.1    The Acquiring Fund and the Acquired Trust each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being

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understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Trust and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Trust.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Trust and to ensure that the representations and warranties made by the Acquired Trust are accurate.

5.3    The Acquired Trust covenants to call a meeting of the Acquired Trust Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 15, 2005.

5.4    The Acquired Trust covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Trust covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Trust shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Trust will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Trust Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Trust covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or

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cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Trust title to and possession of all Acquiring Fund shares to be transferred to the Acquired Trust pursuant to this Agreement and (ii) assume the liabilities from the Acquired Trust.

5.11    As soon as reasonably practicable after the Closing, the Acquired Trust shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Trust shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of Investment Trust, the Acquiring Fund or the Acquired Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, Investment Trust, the Acquiring Fund and the Acquired Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Trust will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Trust that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Trust agrees to dispose of such assets prior to the Closing Date.

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6.	Conditions Precedent to Obligations of the Acquired Trust

The obligations of the Acquired Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Trust, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Trust shall reasonably request.

6.3    The Acquired Trust shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is legally existing as a business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an

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investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have adopted a new investment management fee schedule of 0.450% of average daily net assets for the first $250 million in assets, 0.445% of average daily net assets for the next $750 million in assets, 0.440% of average daily net assets for the next $1.5 billion in assets, 0.430% of average daily net assets for the next $5 billion in assets, 0.420% of average daily net assets for the next $5 billion in assets, 0.410% of average daily net assets for the next $5 billion in assets and 0.385% of average daily net assets exceeding $17.5 billion, and entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B and Class C shares of the Acquiring Fund to 0.79%, 0.97% and 0.92%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing May 2, 2005 and ending February 1, 2008, in a form reasonably satisfactory to the Acquired Trust.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Trust or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Trust which the Acquired Trust reasonably believes might result in such litigation.

7.2    The Acquired Trust shall have delivered to the Acquiring Fund a statement of the Acquired Trust’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

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7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been formed and is an existing business trust;

  (b)    the Acquired Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, and constitutes a valid and legally binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Trust’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Trust under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Trust’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Trust

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Trust or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

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Trust in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Trust, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Trust solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Trust, followed by the distribution by Acquired Trust to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Trust will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Trust will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Trust liabilities by Acquiring Fund, and Acquired Trust will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Trust; (iii) under Section 354 of the Code, shareholders of Acquired Trust will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Trust shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Trust will be the same as the aggregate basis of Acquired Trust shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Trust shareholder will include the holding period of Acquired Trust shares exchanged therefor, provided that the Acquired Trust shareholder held the Acquired Trust shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Trust in exchange for Acquiring Fund Shares

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and the assumption by Acquiring Fund of all of the liabilities of Acquired Trust; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Trust transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Trust immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Trust transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Trust. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Trust and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Trust agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Trust in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 1, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Trust Shareholders called by the Acquired Trust pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Trust Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Trust, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Trust or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent

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of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Trust and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	INVESTMENT TRUST, on behalf of Scudder Growth and Income Fund

Secretary	By: Its:

Attest:	SCUDDER FOCUS VALUE PLUS GROWTH FUND

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

A-20

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, at (877) 288-6285.

FSIII-FVG

FVG-14937

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT TRUST

SCUDDER GROWTH AND INCOME FUND

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated March 18, 2005 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of Scudder Focus Value Plus Growth Fund (“Focus Value+Growth Fund”) to be held on April 22, 2005. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Scudder Growth and Income Fund (“Growth and Income Fund”) is contained in the statement of additional information, dated February 1, 2005, as supplemented from time to time, for Class A, Class B and Class C shares of Growth and Income Fund, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Growth and Income Fund contained in the Annual Report to Shareholders for the fiscal year ended September 30, 2004 are incorporated herein by reference.

Further information about Focus Value+Growth Fund is contained in the statement of additional information, dated February 25, 2005, as supplemented from time to time, for Class A, Class B and Class C shares of Focus Value+Growth Fund and is incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Focus Value+Growth Fund contained in the Annual Report to Shareholders for the fiscal year ended November 30, 2004 are incorporated herein by reference.

The date of this Merger SAI is March 18, 2005.

APPENDIX A	A-1

APPENDIX A

INVESTMENT TRUST

Scudder Growth and Income Fund

(Class A, Class B, Class C, Class R and Institutional Class Shares)

SCUDDER BLUE CHIP FUND

Scudder Blue Chip Fund

(Class A, Class B, Class C, and Institutional Class (formerly Class I) Shares)

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2005

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for Scudder Growth and Income Fund (a “Fund”), a series of Investment Trust (a “Trust”), dated February 1, 2005, as amended from time to time, for Class A, Class B, Class C, Class R and Institutional Class shares and Scudder Blue Chip Fund (a “Trust” and a “Fund,” and collectively with Scudder Growth and Income Fund, the “Funds”), dated February 1, 2005, as amended from time to time, for Class A, Class B, Class C and Institutional Class shares, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders dated October 31, 2004 for Scudder Blue Chip Fund and September 30, 2004 for Scudder Growth and Income Fund are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into each of the foregoing prospectuses.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

The Funds have elected to be classified as diversified series of separate open-end investment management companies.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of its ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These nonfundamental policies may be changed by the Trustees of the relevant Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(1)	borrow money in an amount greater than 5% of its total assets (1/3 of total assets for Scudder Blue Chip Fund) except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(2)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)

purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)	lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(8)	for Scudder Blue Chip Fund only: invest more than 15% of net assets in illiquid securities; or

(9)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Scudder Blue Chip Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

Scudder Growth and Income Fund does not invest in securities issued by tobacco-producing companies.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities (“Government Securities”), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

Master/Feeder Fund Structure. The Boards of Trustees have the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds while preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Scudder Growth and Income Fund

The Fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The managers use analytical tools to monitor actively the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce risk, including: (i) managing risk associated with investment in specific companies by using fundamental analysis, valuation, and by adjusting position sizes; (ii) portfolio construction emphasizing diversification, blending stocks with a variety of different attributes, including value and growth stocks; and (iii) diversifying across many sectors and industries. The portfolio managers’ attempts to manage downside risk may reduce performance in a strong market. In addition, the Fund does not invest in securities issued by tobacco-producing companies.

The Fund invests at least 65% of total assets in equities, mainly common stocks. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities for investment considerations and not for trading purposes.

The Fund attempts to achieve its investment objective by investing in dividend-paying common stocks, preferred stocks and securities convertible into common stocks. The Fund may also purchase securities which do not pay current dividends but which, the fund’s management believes, offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with the Fund’s objective. From time to time, for temporary defensive purposes, when the Fund’s investment advisor feels such a position is advisable in light of economic or market conditions, the Fund may invest, without limit, in cash and cash equivalents. It is impossible to predict how long such alternative strategies will be utilized. The Fund may invest in foreign securities, real estate investment trusts, Standard & Poor’s Depositary Receipts, illiquid securities, repurchase agreements and reverse repurchase agreements. It may also loan securities and may engage in Strategic Transactions. More information about investment techniques is provided under “Additional information about policies and investments.”

The Fund’s share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased.

Scudder Blue Chip Fund

The Fund seeks growth of capital and of income. In seeking to achieve its objective, the Fund will invest primarily in common stocks of well capitalized, established companies that the Fund’s Advisor believes to have the potential for growth of capital, earnings and dividends. Under normal conditions, the Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2004, the S&P 500 Index had a median market capitalization of $11.29 billion) and that the portfolio managers consider to be “blue chip” companies.

In pursuing its objective, the Fund will emphasize investments in common stocks of large, well-known, high-quality companies. Companies of this general type are often referred to as “Blue Chip” companies. Blue Chip companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, solid industry position and strong management structure. Blue Chip companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of blue chip investments should make the market for such stocks attractive to investors both inside and outside the United States. The Fund will generally attempt to avoid speculative securities or those with significant speculative characteristics.

In general, the Fund will seek to invest in those established, high quality companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company’s stock price relative to the company’s earnings, operating trends, market outlook and other measures of performance potential.

As indicated above, the Fund’s investment portfolio will normally consist primarily of common stocks. The Fund may invest to a more limited extent in preferred stocks, debt securities and securities convertible into or exchangeable for common stocks, including warrants and rights, when they are believed to offer opportunities for growth of capital and of income. The Fund may also engage in Strategic Transactions (defined below), purchase foreign securities and lend its portfolio securities. The Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk. The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

There are risks inherent in the investment in any security, including shares of the Fund. The Advisor attempts to reduce risk through diversification of the Fund’s portfolio and fundamental research; however, there is no guarantee that such efforts will be successful. The Advisor believes that there are opportunities for growth of capital and growth of dividends from investments in Blue Chip companies over time. The Fund’s shares are intended for long-term investment. When a defensive position is deemed advisable, all or a significant portion of the Fund’s assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the US government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“the Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). It is the Funds’ policy not to disseminate nonpublic holdings except in accordance with policies and procedures adopted by a Fund.

Each Fund’s procedures allow disclosure to affiliates of DeAM only for the purposes of providing services to the Fund and subject to the Fund’s procedures.

In addition, each Fund’s procedures permit a Fund’s nonpublic portfolio holdings information may to be shared with sub-advisers, pricing services, proxy voting services, custodians, brokers and other service providers to the Fund who require access to this information to fulfill their duties to the Fund subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper Services, or other entities that have a legitimate business purpose in receiving the information sooner than 16 days after month-end or on a more frequent basis as applicable subject to the requirements described below.

Prior to any disclosure of a Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Board of DeAM must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund’s shareholders, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to trade based on the information, or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. Information regarding arrangements to disclose a Fund’s nonpublic portfolio holdings information will be provided to the applicable Fund’s Trustees.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund’s applicable prospectus.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a fund’s volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing relative exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund’s investment policies, a fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealers (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the

Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the “Exchange”), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is a thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts (“forward contracts”), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to a dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See “Strategic Transactions and Derivatives” below.)

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Trust’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of a fund.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs®: SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs®: MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs®: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Funds will comply with their respective nonfundamental policies on borrowing.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by the fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the fund may incur a loss if the proceeds to the fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Warrants. A fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on Treasuries (CATS™). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holders of the underlying US Government securities. A fund intends to adhere to the SEC staff position that such privately stripped obligations are not considered to be US Government securities and will not treat such privately stripped obligations to be US Government securities for the purpose of determining if a fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see “TAXES” herein).

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, a fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those described above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

MANAGEMENT OF THE FUNDS

Investment Advisor

DeIM, which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich

Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. The Trustees of each Trust have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement with each Fund (each an “Agreement,” and collectively, the “Agreements”), the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The principal source of the Advisor’s income is professional fees received from providing continuous investment advice. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The current Agreements, dated April 5, 2002 for each Fund, were last renewed by the Trustees on August 9, 2004 for Scudder Growth and Income Fund and September 24, 2004 for Scudder Blue Chip Fund. The Agreements continue in effect from year to year only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trusts’ Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and each automatically terminates in the event of its assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trusts’ Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders the administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as the Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing the accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under each investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets	Scudder Blue Chip Fund
$0 - $250 million	0.580%
$250 million - $1 billion	0.550%
$1 billion - $2.5 billion	0.530%
$2.5 billion - $5.0 billion	0.510%
$5.0 billion - $7.5 billion	0.480%
$7.5 billion - $10 billion	0.460%
$10 billion - $12.5 billion	0.440%
Over $12.5 billion	0.420%

Average Daily Net Assets	Scudder Growth and Income Fund
$0 - $14 billion	0.450%
$14 billion - $16 billion	0.425%
$16 billion - $18 billion	0.400%
Over $18 billion	0.385%

The advisory fee is payable monthly provided that each Fund will make such interim payments as may be requested by the Advisor, not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Through January 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain total annual operating expenses at 0.99%, 1.01%, 1.00% and 0.725% for Class A, Class B, Class C and Institutional Class shares, respectively, of Scudder Blue Chip Fund and 0.95%, 0.97%, 0.96% and 0.73% for Class A, Class B, Class C and Institutional Class, respectively, of Scudder Growth and Income Fund. These limitations exclude organization and offering expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

Through January 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of Class R of Scudder Growth and Income Fund to the extent necessary to maintain total annual operating expenses at 1.45%. These limitations exclude taxes, brokerage, interest expense, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2004	Fiscal 2003	Fiscal 2002
Scudder Blue Chip Fund	$3,327,980	$2,993,327	$4,003,073
Scudder Growth and Income Fund	$23,179,594	$21,374,440	$29,034,864

Under its Agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of each Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Agreement for Scudder Growth and Income Fund identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of a Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Fund.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder Blue Chip Fund

The Board of Trustees approved the renewal of the Fund’s advisory contract at a meeting held on September 23 and 24, 2004. As part of the annual contract review process, commencing in July, 2004, the Board, as a whole, the Independent Trustees, separately, and the Fund’s Oversight Committee met on several occasions to consider the renewal of the Fund’s investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Fund are fair and reasonable and the continuance of the agreement is in the best interest of the Fund. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed the Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Fund was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreement and compliance with legal requirements; (ii) the management fees, expense ratios and asset size of the Fund relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Fund relative to an appropriate peer group and a market index; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (vii) general information about the Advisor. With respect to investment performance, Fund expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index. The Board considered short-term and long-term performance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group for designated time periods (“Focus Funds”) and provides more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Fund’s management fee rates, expense ratios and asset size relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor. The Board also considered the Fund’s management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Fund’s investment management agreement versus those under the Advisor’s advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor’s profits with respect to the management of the Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund. The Board noted that the investment management fee included seven breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder Growth and Income Fund

The Fund’s Trustees approved the continuation of the Fund’s current investment management agreement with the Advisor in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

•	At the present time, all of the Fund’s Trustees - including the Chairman of the Board - are independent of the Advisor and its affiliates.

•	The Trustees meet frequently to discuss Fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with Fund issues (including regular and special Board and Committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contract for the Fund should be “put out to bid” or changed without a compelling reason. The Advisor and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to the Advisor’s research and investment capabilities, the Trustees considered other aspects of the Advisor’s qualifications, including its services to Fund shareholders. The Advisor and its affiliates have maintained an excellent service record and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for the Fund continues to be strong relative to other similar funds, and the Trustees are satisfied that the Advisor is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Fund’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing the Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

AMA InvestmentLinkSM Program

Scudder Growth and Income Fund: Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Effective July 1, 2001 for Scudder Blue Chip Fund and December 29, 2000 for Scudder Growth and Income Fund (Class A, Class B and Class C), each Fund operated under an administrative services agreement with the Advisor (each an “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an administrative services fee (the “Administrative Fee”) of 0.50% for Class A, 0.52% for Class B, 0.51% for Class C, 0.28% for Institutional Class for Scudder Growth and Income Fund and 0.43% for Class A, 0.45% for Class B, 0.44% for Class C and 0.16 % for Class I (now Institutional Class shares) for Scudder Blue Chip Fund of the average daily net assets of the applicable class.

The Administrative Agreement for Scudder Growth and Income Fund was terminated effective March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement. Without the Administrative Agreement, fees paid by each class of shares for administrative services formerly paid and provided pursuant to the Administrative Agreement may be higher. Through January 31, 2006, the Advisor will contractually waive all, or a portion of its management fee and reimburse Scudder Growth and Income Fund as described above.

The Administrative Agreement for Scudder Blue Chip Fund was terminated effective September 30, 2003. The Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement. Without the Administrative Agreement, fees paid by each class of shares for administrative services formerly paid and provided pursuant to the Administrative Agreement may be higher. Through January 31, 2006, the Advisor will contractually waive all, or a portion of its management fee and reimburse Scudder Blue Chip Fund as described above.

Administrative Fees paid by each Fund are set forth below:

Fund	Fiscal 2004	Fiscal 2003	Fiscal 2002
Growth and Income Fund — Class A	$74,605	$98,726	$76,388
Growth and Income Fund — Class B	$35,071	$54,748	$49,583
Growth and Income Fund — Class C	$12,419	$17,987	$14,045
Growth and Income Fund — Class R*	N/A	N/A	N/A
Growth and Income Fund — Institutional	$54,738	$59,933	$1
Class**

Blue Chip Fund — Class A	N/A	$1,144,845	$1,269,349
Blue Chip Fund — Class B	N/A	$703,183	$988,546
Blue Chip Fund — Class C	N/A	$166,228	$194,272
Blue Chip Fund — Class I	N/A	$1,705	$4,508

*	Class R shares commenced operations on October 1, 2003.

**	Class I shares were renamed Institutional Class shares effective August 13, 2004.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator. Pursuant to separate Underwriting and Distribution Services Agreements (each a “Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C shares of each Fund, Class R and Institutional Class shares of the Scudder Growth and Income Fund and Institutional Class shares of Scudder Blue Chip Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreements for each Fund, each dated April 5, 2002, were last approved by the Trustees on August 9, 2004 for Scudder Growth and Income Fund and September 24, 2004 for Scudder Blue Chip Fund. Each Distribution Agreement continues from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of each Fund, including the Independent Trustees.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series-by-series and class-by-class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives compensation from the Funds as principal underwriter for Class A, Class B, Class C and Class R shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B, Class C and Class R shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B, C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Trust who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B, C or R shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by each Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (described below), SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provide for fees payable as an expense of the Class B shares, Class C and, as applicable, Class R shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A, B, C and, as applicable, Class R shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B, Class C and, as applicable, Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class B shares, Class C and, as applicable, Class R shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for Class B shares, Class C and, as applicable, Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A shares, Class B shares, Class C and, as applicable, Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees already payable under a Rule 12b-1 Plans, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B, Class C and Class R Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, SDI receives a fee from the Scudder Growth and Income Fund under its 12b-1 Plan, payable monthly, at an annual rate of 0.25% of average daily net assets of the Fund attributable to Class R shares.

Class A, Class B, Class C and, as applicable, Class R Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and, as applicable, R shares of that Fund.

With respect to Class A shares of each Fund and Class R of Scudder Growth and Income Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares and Class R of Scudder Growth and Income Fund, respectively of the Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Trust, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below for the most recent fiscal year for which information is available. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Compensation to Underwriter and Firms

for Calendar Year Ended 2003

	12b-1 Fees (Distribution Fee) Paid to SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to SDI	Compensation Paid by SDI to Firms from Distribution Fee	Compensation Paid by SDI to Firms from Shareholder Servicing Fee
Scudder Growth and Income Fund
Class A	NA	$54,038	NA	$641
Class B	$88,000	$24,012	$60,000	$128
Class C	$31,000	$6,818	$30,000	$11
Scudder Blue Chip Fund
Class A	NA	$677,433	NA	$17,582
Class B	$1,310,000	$366,709	$324,000	$2,240
Class C	$329,000	$82,194	$771,000	$61

Other Distribution Expenses Paid by

Underwriter for Calendar Year Ended 2003

	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Scudder Growth and Income Fund
Class A	NA	NA	NA	NA	NA
Class B	$13,000	$1,000	$6,000	$0	$45,000
Class C	$10,000	$0	$4,000	$0	$0
Scudder Blue Chip Fund
Class A	NA	NA	NA	NA	NA
Class B	$161,000	$8,000	$70,000	$6,000	$416,000
Class C	$70,000	$3,000	$30,000	$3,000	$0

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms, and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by SDI
Scudder Blue Chip Fund
	2004	$113,000	$82,000	$10,000	$21,000
	2003	$191,000	$158,000	$5,000	$28,000
	2002	$272,000	$223,000	$8,000	$41,000
Scudder Growth and Income Fund
	2004	$41,000	$25,000	$7,000	$9,000
	2003	$32,000	$25,000	$2,000	$5,000
	2002	$34,000	$23,000	$5,000	$6,000

Independent Registered Public Accounting Firm

The financial highlights of Scudder Growth and Income Fund included in the Fund’s prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Financial highlights of Scudder Blue Chip Fund included in the Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, the Fund’s independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to Scudder Growth and Income Fund and its independent Trustees.

Vedder, Price, Kaufman & Kammholz, P.C., 222 South North LaSalle Street, Suite 2600, Chicago, Illinois 60601, serves as legal counsel to Scudder Blue Chip Fund and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds.

Currently, SFAC receives no fee for its services to the Scudder Blue Chip Fund. However, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

The Administrative Agreement for Scudder Growth and Income Fund terminated on March 31, 2004. The Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.075% of such assets in excess of $150 million and less than $1 billion and 0.045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the funds.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the “Custodian”), 225 Franklin Street, Boston, MA 02110 serves as the Custodian to the Funds. The Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Funds’ transfer agent, dividend-paying agent and shareholder service agent for the Funds’ Class A, B, C and Institutional Class and Class R (Growth and Income Fund only) shares.

Upon termination of the Administrative Agreement for Scudder Growth and Income Fund, SISC will receive as transfer agent, annual account fees of $5 per account, transaction and maintenance charges and annual fees associated with the contingent deferred sales charge (Class B and Class C shares only) and out-of-pocket expense reimbursement. For Class R shares, SISC is compensated as follows: (for non-money market accounts) an open account charge of $29 and an asset-based fee of 0.05% for out-of-pocket expenses.

SISC receives as transfer agent annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by a Fund. Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for a Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than a Fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for a Fund and receive brokerage commissions or other transaction-related compensation from a Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by a Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Scudder Growth and Income Fund: For the fiscal years ended September 30, 2002, 2003 and 2004, the Fund paid aggregate brokerage commissions of $12,369,672, $5,515,047 and $4,717,000, respectively. Up to 100% of the Fund’s brokerage transactions may be directed to brokers on account of third-party research services provided.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2004 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of September 30, 2004
New Century Financial Corp.	$933,000
Wintrust Financial Corp.	$650,000
WSFS Financial Corp.	$470,000
Metris Companies, Inc.	$339,000
Hanmi Financial Corp.	$305,000
Oriental Financial Corp.	$268,000
UMB Financial Corp.	$238,000
Seacoast Banking Commons	$151,000
First Financial Bancshares, Inc.	$92,000
Southwest Bankcorp	$91,000

Scudder Blue Chip Fund: For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid aggregate brokerage commissions of $88,561, $1,141,769 and $935,000, respectively. Prior to August 2004, up to 100% of the Fund’s brokerage transactions have been directed to brokers on account of research services provided.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2004
Citigroup	$20,316,000
Wachovia Corp.	$10,948,000
Bank of America	$7,558,000
Capital One Finance Corp.	$5,524,000
US Bancorp	$5,123,000
National City Corp.	$3,997,000
JP Morgan Chase	$3,816,000
PNC Financial Services Group	$2,432,000
Morgan Stanley	$1,655,000

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows:

Fund	2004	2003
Growth and Income Fund	26%	42%
Blue Chip Fund	222%	185%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.

Redemption fee. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, Scudder Investments Service Company (the “Transfer Agent”), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Funds reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Funds also reserve the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of a Trust or the Advisor and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and Scudder Flex Plan(1)		Compensation Schedule #2: Scudder Premium Plan(2)			Compensation Schedule #3: Scudder Mid-to-Large Market Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $3 million (equity funds)	1.00%	Under $	15 million	0.50%	Over $	15 million	0.25% - 0.50%
$1 million-$3 million (fixed income funds)	1.00%
$1 million-$3 million (Scudder Short Term Bond Fund, Scudder Short Duration Fund and Scudder Short-Term Municipal Bond Fund)	0.75%
Over $3 million to $50 million	0.50%		—	—		—	—
Over $50 million	0.25%		—	—		—	—

Compensation Schedule #4: Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value
All amounts (equity funds)	1.00%
All amounts (fixed income funds)	0.85%
All amounts (Scudder Short Duration Fund and Scudder Short Term Bond Fund)	0.75%

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features – Class A Shares – Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.

(2)

Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3)	SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or such individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501©(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*		As a Percentage of Net Asset Value**		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	***	.00	***	.00	****

*	The Offering Price includes the sales charge.

**	Rounded to the nearest one-hundredth percent.

***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****	Commission is payable by SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b); (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(j)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(k)	in connection with a direct “roll over” of a distribution from a Flex Plan into a Scudder IRA( this applies to Class B shares only).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class C Purchases. Class C shares of the Funds are offered at net asset value. No initial sales charge will be imposed, which will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled “Buying and Selling Shares” in each Fund’s prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment requirement is waived for shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management’s discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund’s transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund’s transfer agent should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares of the applicable Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by a Fund’s transfer agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Purchase of Class R Shares (Scudder Growth and Income Fund only). Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee). There is no minimum investment requirement for Class R shares.

Automatic Investment Plan. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

A Fund may suspend the right of redemption or delay payment for more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI; firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 ½;

(h)	for redemptions to satisfy required minimum distributions after age 70 ½ from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchange

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Such exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Either Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, either Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Scudder Blue Chip Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Scudder Growth and Income Fund intends to distribute dividends from its net investment income excluding short-term capital gains in March, June, September and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent the application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a listing of such other funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.

Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of each Fund’s total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund.

The American Jobs Creation Act of 2004 (the “Act”) signed into law on October 22, 2004 modifies the tax treatment of certain dividends paid by the Fund to non-U.S. persons. Under the Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain”

(i.e., the excess short-term gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the fund with their taxpayer identification numbers and certifications as to their tax status.

Foreign Withholding. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund. This provision will first apply to a Fund in its taxable year beginning October 1, 2005 (Scudder Growth and Income Fund and November 1, 2005 (Scudder Blue Chip Fund). In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

U.S. Real Property Interests. The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of a Fund beginning on October 1, 2005 for Scudder Growth and Income Fund or November 1, 2005 for Scudder Blue Chip Fund) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) a Fund’s shares will nevertheless not constitute USRPIs if a Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas,

and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Trust’s Board and overseen primarily by the Fund’s Pricing Committee.

OFFICERS AND TRUSTEES

Investment Trust

The following table presents certain information regarding the Trustees and Officers of the Trust as of February 1, 2005. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute	46

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance) (1992-2004); ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-present)	46

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	46

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46

Officers^2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Julian F. Sluyters^3 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc. (since May 2004) and Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul H. Schubert^3 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz^3 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^4 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Bruce A. Rosenblum (1960) Vice President and Assistant Secretary 2004 - present	Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Philip Gallo^3 (1962) Chief Compliance Officer 2004 present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

^3	Address: 345 Park Avenue, New York, New York

^4	Address: One South Street, Baltimore, Maryland

Officer’s Role with Principal Underwriter:	Scudder Distributors, Inc.

Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Trustees conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Louis E. Levy (Chair), Keith R. Fox, Jean Gleason Stromberg and Jean C. Tempel. The Audit Committee held seven meetings during the calendar year 2004.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held seven meetings during the calendar year 2004.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox, and Jean C. Tempel. The Valuation Committee held two meetings during the calendar year 2004.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The current member of the Shareholder Servicing and Distribution Committee is Carl W. Vogt. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The current member of the Legal/Regulatory/Compliance Committee is Dawn-Marie Driscoll. This committee met eight times in 2004.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr. and Jean Stromberg. This committee was established on October 12, 2004 and met one time in 2004.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

Name of Trustee	Compensation from Scudder Growth and Income Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)(5)
Henry P. Becton, Jr.	$16,878	$0	$159,500
Dawn-Marie Driscoll(1)	$22,342	$0	$208,016
Keith R. Fox	$20,316	$0	$220,620
Louis E. Levy(2)	$16,867	$0	$163,000
Jean Gleason Stromberg	$16,099	$0	$153,500
Jean C. Tempel	$16,895	$0	$191,000
Carl W. Vogt	$18,468	$0	$168,500

(1)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

(2)	In addition to these payments, Mr. Levy received payments in accordance with his prior Deferred Payment Plan in the amount of $38,100 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Trustee currently serves on the boards of 18 DeAM trusts/corporations comprised of 46 funds/portfolios.

(4)

Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled

$3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, $11,500 for Mr. Levy, $9,500 for Ms. Tempel and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.

(5)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox and Ms Tempel. Also, included are amounts paid to the Trustees for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2004.

Name of Trustee	Dollar Range of Securities Owned in Scudder Growth and Income Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$10,001-$50,000	Over $100,000
Dawn-Marie Driscoll	$10,001-$50,000	Over $100,000
Keith R. Fox	None	Over $100,000
Louis E. Levy	Over $100,000	Over $100,000
Jean Gleason Stromberg	$10,001-$50,000	Over $100,000
Jean C. Tempel	$1-$10,000	Over $100,000
Carl W. Vogt	None	$10,001-$50,000

Securities Beneficially Owned

As of January 19, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of January 19, 2005, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below:

As of January 19, 2005, 144,676.221 shares in the aggregate, or 8.61% of the outstanding shares of Scudder Growth and Income Fund, Class A were held in the name of Union Bank Tr. Nominee, FBO Selectbenefit Omnibus, P.O. Box 85484, San Diego, CA 92186-5484 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 5,267.697 shares in the aggregate, or 20.80% of the outstanding shares of Scudder Growth and Income Fund, Class R were held in the name of FBO Applied Energy Solutions LLC 401(K) Plan, Attn: Asset Recon Dept. # 063163, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 4,855.982 shares in the aggregate, or 19.17% of the outstanding shares of Scudder Growth and Income Fund, Class R were held in the name of Dr. Fred D. Klug 401K, Dr. Fred D. Klug TTEE, FBO Dr. Fred D. Klug, P.O. Box 224, Nashville, IL 62263-0224 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 2,928.745 shares in the aggregate, or 11.56% of the outstanding shares of Scudder Growth and Income Fund, Class R were held in the name of All Island Media Inc. 401K, Rich Megenedy TTEE, FBO All Island Media Inc., 2950 Vets Memorial Hwy., Bohemia, NY 11716 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,665.761 shares in the aggregate, or 6.58% of the outstanding shares of Scudder Growth and Income Fund, Class R were held in the name of Outside the Lines, Inc. 401K, Allen Tosch TTEE Omnibus Master Account, P.O. Box 11254, Bainbridge Island, WA 98110-5254 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 234,296.029 shares in the aggregate, or 12.38% of the outstanding shares of Scudder Growth and Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series Conservative Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 750,605.589 shares in the aggregate, or 39.65% of the outstanding shares of Scudder Growth and Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series Balanced Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 889,069.975 shares in the aggregate, or 46.96% of the outstanding shares of Scudder Growth and Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 18,094.435 shares in the aggregate, or 7.59% of the outstanding shares of Scudder Growth and Income Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

Scudder Blue Chip Fund

The following table presents certain information regarding the Trustees and Officers of Scudder Blue Chip Fund as of February 1, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) Duri Other Directorships Held ng Past 5 Years and	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson and since 2004, and Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	86

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	86

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	86

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	86

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	86

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	86

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	86

William McClayton (1945) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	86

Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*  Inception date of the corporation which was the predecessor to the L.L.C.

86

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	86

Interested Trustee and Officers^2

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
William N. Shiebler^3 (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	137

Julian F. Sluyters^4 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy^5 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert^4 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management’s Family of Funds (1994-2004)	n/a

Charles A. Rizzo^5 (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^5 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^6 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson^5 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay^5 (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone^5 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo^5 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Philip Gallo^4 (1962) Chief Compliance Officer 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

^3	Address: 280 Park Avenue, New York, New York

^4	Address: 345 Park Avenue, New York, New York

^5	Address: Two International Place, Boston, Massachusetts

^6	Address: One South Street, Baltimore, Maryland

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent auditors registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar, Shirley D. Peterson and William McClayton. The Nominating and Governance Committee held six meetings during calendar year 2004. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November, 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John G. Weithers (alternate). The Trust’s Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

Name of Trustee	Compensation from Scudder Blue Chip Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Complex(4)(5)
John W. Ballantine	$4,083	$0	$194,195
Lewis A. Burnham	$4,426	$0	$217,840
Donald L. Dunaway(1)	$4,568	$0	$212,925
James R. Edgar(2)	$3,580	$0	$171,820
Paul K. Freeman	$3,975	$0	$190,635
Robert B. Hoffman	$3,778	$0	$185,550
William McClayton(3)	$0	$0	$0
Shirley D. Peterson(6)	$4,559	$0	$219,375
Robert H. Wadsworth(7)	$0	$0	$138,000
John G. Weithers	$3,600	$0	$173,260

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $5,031.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $15,861.

(3)	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee, including Mr. Wadsworth, currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.

(5)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6)	Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7)	Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board in 2004, for which he received the compensation indicated.

Paul Freeman, prior to his service as independent trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

Name of Trustee	Dollar Range of Securities Owned in Scudder Blue Chip Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Lewis A. Burnham	None	Over $100,000
Donald L. Dunaway*	$50,001-$100,000	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman****	None	Over $100,000
Robert B. Hoffman	None	Over $100,000

William McClayton***	None	$10,001-$50,000
Shirley D. Peterson	$10,001-$50,000	Over $100,000
William N. Shiebler**	None	Over $100,000
Robert H. Wadsworth***	None	Over $100,000
John G. Weithers	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003, Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

***	Newly appointed Trustees, as of December 30, 2004. Mr. Wadsworth owned over $100,000 in other funds within the Scudder Fund Complex.

****	Mr. Freeman owned over $100,000 in other funds within the Scudder Fund Complex.

As of January 19, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of January 19, 2005, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below:

As of January 19, 2005, 23,618 shares in the aggregate, or 50.00% of the outstanding shares of Scudder Blue Chip Fund, Class C were held in the name of Scudder Test Account, 210 W 10th St., Attn: Client Svcs 7th Fl, Kansas City, MO 64105-1614 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 459,988.410 shares in the aggregate, or 13.14% of the outstanding shares of Scudder Blue Chip Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series Conservative Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,396,372.721 shares in the aggregate, or 39.90% of the outstanding shares of Scudder Blue Chip Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series Balanced Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,599,307.938 shares in the aggregate, or 45.70% of the outstanding shares of Scudder Blue Chip Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton
Shirley D. Peterson		None
Robert H. Wadsworth
John G. Weithers		None

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

TRUST ORGANIZATION

Organizational Description

Scudder Growth and Income Fund is a series of Investment Trust, a Massachusetts business trust established under an Agreement and Declaration of Trust dated September 20, 1984, as amended from time to time .

Scudder Blue Chip Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts on May 28, 1987.

The Trustees of each Trust have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds’ prospectuses. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees of each Trust may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S (effective February 1, 2005 for Scudder Blue Chip Fund) and Institutional Class shares are offered by each Fund. Class R and Class AARP Class shares are offered by Scudder Growth and Income Fund.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreements and Declarations of Trust of the Trusts, as amended (each a “Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of a Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Trust, or any registration of a Fund with the SEC or as the Trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for the Funds provide that obligations of the Trusts are not binding upon the Trustees individually but only upon the property of each Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that each Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protect or indemnify a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. Each Declaration of Trust, however, disclaims shareholder liability for acts or obligations of its Fund(s) and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust’s Trustees. Moreover, each Declaration of Trust provides for the indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Under the Declaration of Trust for Scudder Growth and Income Fund, any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16© under the 1940 Act.

Under the Declaration of Trust for Scudder Blue Chip Fund, any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16© under the 1940 Act.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to the Advisor, subject to each Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”)

for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

Scudder Blue Chip Fund

The financial statements, including the portfolio of investments, of Scudder Blue Chip Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

Scudder Growth and Income Fund

The financial statements, including the portfolio of investments, of Scudder Growth and Income Fund, together with the Report of Independent Registered Public Accounting Firm, the Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated September 30, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP numbers for each class of Scudder Blue Chip Fund are:

Class A:	8111P-100
Class B:	8111P-209
Class C:	8111P-308
Class I:	8111P-407

Scudder Blue Chip Fund has a fiscal year ending October 31.

The CUSIP numbers for each class of Scudder Growth and Income Fund are:

Class A:	460965-627
Class B:	460965-619
Class C:	460965-593
Class R:	460965-858

Institutional Class:

On February 7, 2000, the Board of Scudder Growth and Income Fund changed the fiscal year end from December 31 to September 30.

This Statement of Additional Information contains information about Scudder Blue Chip Fund and Scudder Growth and Income Fund. Each Fund, through its combined prospectuses, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding another Fund.

A Fund’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

APPENDIX

The following is a description of the ratings given by Moody’s and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

Standard & Poor’s Earnings and Dividend Rankings for Common Stocks

The investment process involves assessment of various factors — such as product and industry position, corporate resources and financial policy — with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years — a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+	Highest	B+	Average	C	Lowest
A	High	B	Below Average	D	In Reorganization
A-	Above Average	B-	Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.